SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2003

Gateway, Inc.

(Exact name of registrant as specified in its charter)

0-22784	Delaware	42-1249184
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

14303 Gateway Place, Poway, CA 92064

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 858-848-3401

Item 7.    Financial Statements and Exhibits.

99	Press release, dated April 17, 2003.

Item 9.    Information Being Furnished Under Item 12

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 17, 2003, Gateway, Inc. issued a press release describing its results of operations for its first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: April 17, 2003

GATEWAY, INC.

By:	/s/ JAVADE CHAUDHRI
Javade Chaudhri Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated April 17, 2003